(Loss) / earnings per share	12 Months Ended
Dec. 31, 2019
Earnings per share [abstract]
(Loss) / earnings per share
Loss per share
The calculation of both basic and diluted loss per share is based on net loss attributable to equity holders of the parent and weighted average outstanding shares of:

	For the year ended December 31,
In thousands of U.S. dollars except for share data	2019	2018	2017
Net loss attributable to equity holders of the parent - basic	$(48,490)	$(190,071)	$(158,240)
Convertible notes interest expense	—	—	—
Convertible notes deferred financing amortization	—	—	—
Net loss attributable to equity holders of the parent - diluted	$(48,490)	$(190,071)	$(158,240)

Basic weighted average number of shares	49,857,998	34,824,311	21,533,340
Effect of dilutive potential basic shares:
Restricted stock	—	—	—
Convertible notes	—	—	—
	—	—	—
Diluted weighted average number of shares	49,857,998	34,824,311	21,533,340

Loss Per Share:
Basic	$(0.97)	$(5.46)	$(7.35)
Diluted	$(0.97)	$(5.46)	$(7.35)

During the years ended December 31, 2019, 2018 and 2017, we incurred net losses and as a result, the inclusion of potentially dilutive shares relating to unvested shares of restricted stock and our Convertible Notes due 2019 and Convertible Notes due 2022 were excluded from the computation of diluted earnings per share because their effect would have been anti-dilutive.  Accordingly, interest expense, deferred financing amortization and the potentially dilutive securities relating to the conversion of the Convertible Notes due 2019 and Convertible Notes due 2022 (representing 5,238,105, 6,613,733, and 3,442,282 shares of common stock for the years ended December 31, 2019, 2018 and 2017, respectively) along with the potentially dilutive impact of 3,561,742 and 3,359,887 and 1,925,441 unvested shares of restricted stock were excluded from the computation of diluted earnings per share for the years ended December 31, 2019, 2018 and 2017, respectively.